Exhibit 99.1

Proxy Advisory Firms, ISS, Glass Lewis Recommend Biodel Stockholders

Vote in Favor of the Proposals Necessary to Complete the Company’s Planned Combination with Albireo Limited

2016 Annual Meeting of Stockholders Scheduled for October 24, 2016

DANBURY, CT — (PRNewswire) — 10/17/16 — Biodel Inc. (Nasdaq: BIOD) (“Biodel” or the “Company”) is pleased to announce that two leading proxy voting advisory firms, Institutional Shareholder Services, Inc. (ISS) and Glass, Lewis & Co., have recommended that Biodel stockholders vote “FOR” each of the proposals to be voted on at Biodel’s 2016 Annual Meeting of Stockholders scheduled for October 24, 2016, including a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo Limited (Albireo) pursuant to a previously announced share exchange agreement.

Biodel’s board of directors has unanimously approved the share exchange agreement with Albireo and determined that the proposed combination of the companies and the issuance of shares of common stock in accordance with the share exchange agreement are in the best interests of Biodel and its stockholders.

Biodel stockholders seeking copies of the definitive proxy statement for Biodel’s 2016 Annual Meeting of Stockholders or requiring additional assistance to vote can contact Biodel’s proxy solicitor, Morrow Sodali at (800) 662-5200.

About Biodel

Biodel Inc. is a specialty biopharmaceutical company focused on the development and commercialization of innovative treatments for diabetes. More information about Biodel is available at www.biodel.com.

About Albireo

Albireo Limited is a holding company for Albireo AB, a clinical-stage biopharmaceutical company focused on the development of novel bile acid modulators to treat orphan pediatric liver diseases and other liver and gastrointestinal diseases and disorders. Albireo’s clinical pipeline includes two Phase 2 product candidates and one Phase 3 product candidate. Albireo was spun out from AstraZeneca in 2008 and is backed by top-tier life science investors such as Phase4 Ventures, TPG Biotech, TVM Capital Life Science and Aberdeen Asset Management, as well as AstraZeneca.

Albireo Limited is incorporated and registered in England and Wales, and its wholly owned subsidiaries are located in Gothenburg, Sweden and Boston, Massachusetts. More information about Albireo is available at www.albireopharma.com.

Additional Information and Where You Can Find It

Biodel filed a definitive proxy statement with the Securities and Exchange Commission (the SEC) on September 19, 2016 in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders and has mailed the definitive proxy statement and other relevant materials to Biodel’s stockholders. At the 2016 Annual Meeting of Stockholders, Biodel’s stockholders will be asked to approve, among other things, a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo. BIODEL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR BIODEL’S 2016 ANNUAL MEETING OF STOCKHOLDERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIODEL, ALBIREO AND THE PROPOSED TRANSACTION. These documents and other documents filed by Biodel can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation

Biodel, Albireo, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Biodel’s stockholders in connection with Biodel’s 2016 Annual Meeting of Stockholders under the rules of the SEC. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. The definitive proxy statement was mailed to all stockholders of record as of the record date set for the 2016 Annual Meeting of Stockholders and can also be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally identified by the words “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions. Such statements include, but are not limited to, statements regarding the anticipated completion of the proposed transaction with Albireo and the timing and benefits thereof, the estimated future performance of the combined organization, the results of stockholder voting at Biodel’s 2016 Annual Meeting of Stockholders, as well as other statements that are not historical facts.

Although Biodel’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Biodel, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, among other things, the risk regarding Biodel’s ability to obtain the stockholder approval required for the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, Biodel’s ability to regain compliance with Nasdaq listing requirements, the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, the inability of the parties to meet expectations regarding the accounting and tax treatments of the proposed transaction, the potential for the proposed transaction to involve unexpected costs, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the expected benefits of the proposed combination are not realized, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Biodel’s common stock, and other risks associated with executing business combination transactions, such as the risk that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the proposed transaction will not be realized, risks related to future opportunities and plans for the combined organization, including uncertainty of the expected financial performance and results of the combined organization following completion of the proposed transaction, and the possibility that if the combined organization does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined organization’s common stock could decline. These forward-looking statements are based upon Biodel’s and Albireo’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks described more fully in Biodel’s filings with the SEC, including its most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and the “Risk Factors” section of the company’s proxy statement referred to above, as well as its other subsequent filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Biodel undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

BIOD-G

CONTACT:

Clayton Robertson

The Trout Group

+1 (646) 378 2964

Source: Biodel Inc.